SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No. __)

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [x] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
                                   240.14a-12

                                  VALCOM, INC.

                (Name of Registrant as Specified In Its Charter)

      (Name of Person Filing Proxy Statement if other than the Registrant)

                PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)

                              [X] No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                                    and 0-11.
1)  Title  of  each  class  of  securities  to  which  transaction  applies:
2)  Aggregate  number  of  securities  to  which  transaction  applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed  maximum  aggregate  value  of  transaction:
5)  Total  fee  paid:

[  ]  Fee  Paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount  Previously  Paid:
2)  Form,  Schedule  or  Registration  Statement  No.:
3)  Filing  Party:
4)  Date  Filed:

                                  VALCOM, INC.
                                26030 Avenue Hall
                                    Studio 5
                           Valencia, California 91355

TO  THE  SHAREHOLDERS  OF
VALCOM,  INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of VALCOM, INC., a Delaware corporation (the"Company"), will be held on Tuesday, July 8th, 2003 at 10:00 a.m. local time at 26030 Avenue Hall, Studio 5, Valencia, California 91355 for the following purposes:

1. To elect three directors to serve for the ensuing year and until their successors are elected.

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended September 30, 2002 and the quarter ended March 31, 2003 will be available to shareholders at the meeting or by request.

The Board of Directors has fixed the close of business on June 2, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                       By Order of the Board of Directors,


                                   /s/  Don  Magier
                                   ---------------
                                   Don  Magier
                                   Secretary
       Valencia,  California
       May  29,  2003





ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                  VALCOM, INC.
                                26030 Avenue Hall
                                    Studio 5
                           Valencia, California 91355

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8TH,  2003

                          INFORMATION CONCERNING VOTING
                          -----------------------------
GENERAL
-------
The enclosed proxy statement is furnished to the stockholders by of the Board of Directors of ValCom, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on July 8th, 2003 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's facility at 26030 Avenue Hall, Studio 5, Valencia, California 91355. The Company intends to mail this proxy statement and accompanying proxy card on or about June 10, 2003 to all shareholders entitled to vote at the Annual Meeting.

PROXY  STATEMENT
----------------
The Company will bear the entire cost of the proxy statement, including preparation, assembly, printing and mailing of this proxy statement and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding proxy materials to such beneficial owners. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING  RIGHTS  AND  OUTSTANDING  SHARES
----------------------------------------

Only holders of record of Common Stock at the close of business on June 2, 2003 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on June 2, 2003, the Company will have outstanding and entitled to vote 12,120,833 shares of Common Stock.

Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of establishing a quorum. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of directors.

SHAREHOLDER  PROPOSALS
----------------------

The Company must receive proposals of shareholders that are intended to be presented at the Company's 2003 Annual Meeting of Shareholders not later than May 25, 2003 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

PROPOSAL  1  ELECTION  OF  DIRECTORS
------------------------------------

The Directors have voted to nominate three (3) Directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Company.

The Company's Certificate of Incorporation prohibits cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. The principal's occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:


Name  and  Position  in  the  Company         Age          Since

Vince  Vellardita                             45           2000
     President  /  CEO  /  Chairman
Donald  Magier                                36           2002
     Secretary/Treasurer/Director
Alladi  Krishnaswamy                          56           2002
     Director

Vincent Vellardita, age 45, is President, Chief Executive Officer and Chairman of the Board of ValCom, Inc. Mr. Vellardita is responsible for VEI, ValCom's wholly-owned subsidiary, acquiring a 120,000 square foot production facility in Valencia, California, which owns/operates 8 sound stages that have been occupied for the past 5 years by the hit CBS series JAG and Disney's Power Rangers. Mr. Vellardita began his career in 1977 as a music producer and promoter of live shows and is credited with bringing Duran Duran and U2 to North America for their first tours on the continent. He also produced a benefit tour for the 1980 Presidential campaign of John Anderson. He is a 25-year veteran production executive with a successful track record that extends throughout many arms of the entertainment industry, having been involved in over 10,000 episodes of television and 100 films and is responsible for the success of many television and motion picture studios. Mr. Vellardita does not currently serve as a director of any other reporting company.

Donald  Magier,  age  36,  is  currently  the  Company's  Secretary,  Treasurer,
Controller and Director since November 2002. Mr. Magier commenced working for the Company in April 2002 as its Controller and was subsequently promoted. He received his accounting degree from California Sate University, Northridge and began his accounting career in 1989 as an auditor with Weber Lipshie and Co., CPAs, a national accounting firm specializing in the garment industry. In 1992, Mr. Magier joined Falcon Cable TV, the fifth largest cable company in the country, as a Regional Controller until he left in 2000. He then joined a publicly traded Internet company, GenesisIntermedia, Inc., a Delaware corporation formerly known as GenesisIntermedia.com, Inc., as Controller of both the company and two of its subsidiaries until he joined ValCom, Inc. in 2002.
Mr.  Magier  does  not  hold  a  directorship  in  any  other reporting company.

Krishnaswamy Alladi, Director , 56 years of age, has 30 years of experience in the fields of Consulting, Finance, Corporate Planning and Factory Management. He holds a Bachelor Degree in Science, Post Graduate Diploma in Electronics Engineering from Madras University, India and an MBA from Asian Institute of
Management, Philippines. He was a Senior Consultant with Price Waterhouse & Company, India advising various institutions and manufacturing Companies in the fields of Production Management, Information Technology, Financial Restructuring, and Management Audit. Subsequently he became a Finance Director of Glaxo Wellcome, Indonesia overseeing Finance, Logistics, IT and Human Resource functions and served for 7 years. He was also Vice President -Strategic Planning for a large Indonesian Conglomerate involved in Infrastructure, Telecommunications, Plantations and Strategic Investments. Other significant positions held were with Hindustan Brown Boveri, India as Production Engineer, Unilever Indonesia as Mergers and Acquisitions Advisor , Digital Systems Corporation, Philippines as Systems Advisor.


DIRECTORS  AND  EXECUTIVE  OFFICERS
-----------------------------------

Each director is elected to serve for a term of one (1) year until the next annual meeting of shareholders or until a successor is duly elected and qualified.

There are no family relationships among directors or persons nominated or chosen by the Company to become a director. The present term of office of each director will expire at the next annual meeting of shareholders.

The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of Shareholders. Each executive officer will hold office until his successor is duly elected and qualified, until his resignation or until he shall be removed in the manner provided by the Company's Bylaws.

During the fiscal year, ended September 30, 2002, outside directors received no cash compensation for their services as such, however they were reimbursed their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as Directors of the Company. No officer of the Company receives any additional compensation for his services as a Director, and the Company does not contribute to any retirement, pension, or profit sharing plans covering its Directors.

MEETINGS  OF  THE  BOARD
------------------------

The Board of Directors met 20 times and acted 20 times by unanimous written consent during the year ended September 30, 2002. During 2002, each Director attended or participated in at least 75% of the meetings or unanimous resolutions held by the Board of Directors and the committees of which he/she was a member.

Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.

LEGAL  PROCEEDINGS
------------------

None of the foregoing Directors or Executive Officers has, during the past five years:
(1) Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(2) Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

 (3) Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT
--------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires any person who owns more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Exchange Act, or who is a director or an officer of the issuer of such security, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater than ten-percent shareholders are also required by SEC regulation to furnish the issuer of such securities with copies of all Section 16(a) reports filed. Specific due dates for these reports have been established and the Company is required to report in this Proxy
Statement  any  failure  to  file  by  these  dates  during  2002.

Based solely on a review of the copies of such reports required by Section 16(a), the Company believes that its officers, Directors, and stockholders owning greater than 10% of the Common Stock of the Company complied with all applicable Section 16(a) filing requirements during 2002. In making these statements, the Company has relied upon the representations of its Directors, Officers and/or ten percent (10%) shareholders, or copies of the reports that they have filed with the Commission.

INDEPENDENT  AUDITORS
---------------------

Weinberg & Company, a professional corporation ("Weinberg Firm") served as the Company's independent auditors for the fiscal year ended September 30, 2002. Representatives of the Weinberg Firm are not expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement.

AUDIT  FEES
-----------

The aggregate fees billed by the Weinberg Firm for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were approximately $93,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES
------------------------------------------------------------------

There were no fees billed by the Weinberg Firm for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 30, 2002.

ALL  OTHER  FEES
----------------

The aggregate fees billed by the Weinberg Firm for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended September 30, 2002 were $.0 for miscellaneous services.

The Audit Committee has considered whether the provision of the services by the Weinberg Firm, as described above in "All Other Fees," is compatible with maintaining the principal accountant's independence.

OTHER  MATTERS
--------------

The Company's management is not aware of other matters that may come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

A copy of Form 10-KSB, the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing, from the office of the company at its address noted on this Proxy Statement.

2003  Annual  Meeting
---------------------

No definitive date for the Annual Meeting of Shareholders in 2004 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 2003 Annual Meeting. The Company must receive such proposals at its business address (set forth at the  beginning  of  this  Proxy  Statement)  no  later  than  December 31, 2003.
                                 VALCOM,  INC.
                                /s/  Don  Magier
                                ------------------
                                By:  Don  Magier,  Secretary